UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2009

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Liberty Global, Inc. indirectly owns 100% of UPC Broadband Holding B.V. (UPC Broadband Holding).  On September 8, 2009, the existing Facility T, under UPC Broadband Holding’s senior secured bank facility, as amended from time to time (the UPC Broadband Holding Bank Facility), was increased by (i) a $300.0 million term loan facility (Facility T2) made pursuant to an Additional Facility T Accession Agreement and (ii) a $25.0 million term loan facility (Facility T3) made pursuant to an Additional Facility T Accession Agreement. Facility T2 has been issued at a discount of 4%.  On September 8, 2009, the existing Facility Q under the UPC Broadband Holding Bank Facility was also increased by a €35.0 million ($50.8 million at the transaction date) redrawable term loan facility (Facility Q3) made pursuant to an Additional Facility Q Accession Agreement (the Facility Q3 Accession Agreement).  Pursuant to the Facility Q3 Accession Agreement, a lender under the existing Facility L under the UPC Broadband Holding Bank Facility agreed to roll its existing Facility L commitment into the new Facility Q3 by novating its existing Facility L commitment to Liberty Global Europe BV (LG Europe), a direct subsidiary of UPC Broadband Holding, and entering into the new Facility Q3 Accession Agreement.  LG Europe is the initial lender under Facility T2 and will novate its commitments to the lenders who will be participating in Facility T2.  The completion of Facility T2 is subject to the execution of the applicable novation certificates by the relevant parties. Funding under Facility T3 and Facility Q3 is expected to close on September 11, 2009.  The initial advance under Facility Q3 will be €24.6 million ($35.7 million at the September 8, 2009 exchange rate).  Facility T2 and Facility T3 will bear interest at a rate of LIBOR plus 3.50%.  Facility Q3 will bear interest at a rate of EURIBOR plus 2.75%.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility T Accession Agreement, dated September 8, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Liberty Global Europe B.V. as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility T Accession Agreement, dated September 8, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Nomura International plc as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

4.3

Additional Facility Q Accession Agreement, dated September 8, 2009, among UPC Broadband Holding B.V., as Borrower, UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Bank of America, N.A. as Additional Facility Q Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2009

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility T Accession Agreement, dated September 8, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Liberty Global Europe B.V. as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility T Accession Agreement, dated September 8, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Nomura International plc as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

4.3

Additional Facility Q Accession Agreement, dated September 8, 2009, among UPC Broadband Holding B.V., as Borrower, UPC Financing Partnership, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and Bank of America, N.A. as Additional Facility Q Lender, under the UPC Broadband Holding Bank Facility.